RESTRICTED NET ASSETS	12 Months Ended
Mar. 31, 2022
Restricted Investments Note [Abstract]
RESTRICTED NET ASSETS

27. RESTRICTED NET ASSETS

Pursuant to laws applicable to entities incorporated in the PRC, the Group’s subsidiaries in the PRC must make appropriations from after-tax profit to non-distributable reserve funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires an annual appropriation of 10% of after-tax profit (as determined under accounting principles generally accepted in the PRC at each year-end) until the accumulative amount of such reserve fund reaches 50% of a company’s registered capital; the other fund appropriations are at the subsidiaries’ discretion. These reserve funds can only be used for specific purposes of enterprise expansion and staff bonus and welfare and are not distributable as cash dividends. During the year ended December 31, 2019, the three months ended March 31, 2020, and the fiscal years ended March 31, 2021 and 2022, no appropriations to the statutory reserve, enterprise expansion fund and staff welfare and bonus fund have been made by the Group.

Since the Company has a consolidated shareholders’ deficit, its net asset base for purposes of calculating the proportionate share of restricted net assets of consolidated subsidiaries should be zero. Therefore, the restrictions placed on the net assets of the Company’s PRC subsidiaries with positive equity would result in the 25% threshold being exceeded and a corresponding requirement to provide parent company financial information (see Note 28).